UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

INTELSAT S.A.

(Exact Name of Registrant as Specified in its Charter)

Grand Duchy of Luxembourg	001-35878	98-1009418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette
Luxembourg
Grand Duchy of Luxembourg
L-1246
(Address of principal executive offices)

+352 27-84-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Plan Support Agreement

As previously reported, on May 13, 2020, Intelsat S.A. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”).

On August 24, 2021 (the “Execution Date”), the Debtors entered into that certain Plan Support Agreement (together with all exhibits and schedules thereto, the “PSA”), with certain of the Debtors’ prepetition secured and unsecured creditors (the “Consenting Creditors” and together with the Debtors, the “PSA Parties”).

The PSA contains certain covenants on the part of the Debtors and the Consenting Creditors, including that the Consenting Creditors, among other things, (i) vote in favor of the Amended Joint Chapter 11 Plan of Reorganization of Intelsat S.A. and Its Debtor Affiliates (as proposed, the “Plan”) under Chapter 11 contemplated by the PSA, (ii) use commercially reasonable efforts to exercise any powers or rights available to them (including in any board, or creditors’, or shareholders’ meeting (including any special meeting), including by proxy vote or otherwise, or in any other process requiring voting or approval to which they are legally entitled to participate) in each case in favor of any matter requiring approval to the extent reasonably requested or necessary to implement the Restructuring Transactions (as defined in the Plan), (iii) support the Settlement Agreement and entry of the Settlement Order (each as defined in the PSA), (iv) support the entry of the Guarantee Litigation Scheduling Order (as defined in the PSA); (v) use commercially reasonable efforts to cooperate with and assist the Debtors in obtaining additional support for the Restructuring Transactions from the Debtors’ other stakeholders, (vi) support any motion filed by any Debtor in furtherance of obtaining necessary or desirable regulatory approvals for the Restructuring Transactions; and (vii) use commercially reasonable efforts to (1) support any action by the Debtors to obtain regulatory approvals required or desirable for the consummation of the Restructuring Transactions and (2) provide any and all information needed to effectuate regulatory approvals (subject to reasonable and customary exclusions for privilege and confidentiality). The PSA further provides that the Debtors shall achieve certain milestones (unless extended or waived in writing), including:

(a)

no later than one (1) day after the date that the requisite number of PSA Parties has executed and delivered signature pages so that the PSA becomes effective and binding on the PSA Parties (the “Agreement Effective Date”), the Debtors shall have filed with the Bankruptcy Court the Plan and the Disclosure Statement for the Plan (the “Disclosure Statement”);

(b)	no later than forty-five (45) days after the Execution Date, the Bankruptcy Court shall have entered an order approving the Disclosure Statement;

(c)	no later than one hundred (100) days after the Execution Date, a hearing on confirmation of the Plan shall have occurred;

(d)	no later than one hundred and twenty (120) days after the Execution Date, the Bankruptcy Court shall have entered an order confirming the Plan and an order approving the Settlement Agreement; and

(e)

no later than the one hundred and eighty (180) days, as may be extended, after the Agreement Effective Date, all conditions to the occurrence of the Effective Date (as defined in the PSA) shall have either been satisfied or waived in accordance with the PSA and the Effective Date shall have occurred.

A copy of the PSA is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the PSA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the PSA.

ITEM 7.01.	REGULATION FD DISCLOSURE.

Plan / Disclosure Statement

In connection with the PSA, on August 24, 2021, the Debtors filed the Plan and the Disclosure Statement. The Disclosure Statement, which describes a variety of topics related to the Chapter 11 Cases, including (i) events leading to the Chapter 11 Cases; (ii) significant events that took place during the Chapter 11 Cases; (iii) certain terms of the Plan; and (iv) certain anticipated risk factors associated with, and anticipated consequences of the Plan, is requested for hearing on September 1, 2021, at which time the Bankruptcy Court will determine if the Disclosure Statement contains “adequate information” for interested parties in the Chapter 11 Cases to determine whether it is in their best interests to support the Plan.

The Plan and Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Stretto, at https://cases.stretto.com/intelsat, or by calling (855) 489-1434 (toll-free) or (949) 561-0347 (international).

Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Press Release

On August 24, 2021, the Company issued a press release announcing the signing of the PSA and the filing of the Plan, Disclosure Statement, and PSA in the Chapter 11 Cases.

A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

Cleansing Materials

In connection with the Chapter 11 Cases and potential transactions involving the Company and/or certain of the Company’s indebtedness, the Company entered into confidentiality agreements (collectively, the “NDAs”) in which the Company agreed to publicly disclose certain information, including material non-public information thereunder (the “Cleansing Materials”), upon the occurrence of certain events set forth in the NDAs. The Company is furnishing the Cleansing Materials as Exhibits 99.2, 99.3 and 99.4 hereto in satisfaction of its obligations under such NDAs.

While discussions are ongoing, as of August 24, 2021, the Company had not reached an agreement with respect to the material terms of such potential restructuring transactions with certain creditors who are not Consenting Creditors, and there can be no assurances that such an agreement will be reached in the future. The latest written term sheet summarizing the material terms of such potential restructuring transactions is attached as Exhibit 99.4 hereto.

Neither the Debtors’ filing of the Plan and Disclosure Statement, nor this Current Report, is a solicitation of votes to accept or reject the Plan. Votes on the Plan may not be solicited until a disclosure statement has been approved by the Bankruptcy Court. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

The information contained in this 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s common shares could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Such forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks.

The Cleansing Materials contain discussion materials regarding the Company’s financial condition and results of operations, including certain financial projections. Additionally, the Cleansing Materials contain forward-looking statements, including any projections and forecasts, based solely on information available to it as of the date of the Cleansing Materials and may differ from actual results and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission (the “SEC”). The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The Cleansing Materials should not be relied on by any party for any reason.

Any forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Further, the Company undertakes no obligation to publicly update or revise any forward-looking statement contained in the Cleansing Materials because of new information, future events or otherwise, except as otherwise required by law. The foregoing description of the Cleansing Materials do not purport to be complete and are qualified in their entirety by reference to the complete presentation of the Cleansing Materials.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Plan Support Agreement, dated as of August 24, 2021, among the Debtors and Consenting Creditors.

99.1	Press Release, dated as of August 24, 2021.

99.2	Cleansing Materials — DIP Amendment Term Sheet.

99.3	Cleansing Materials — Selected Tax Matters.

99.4	Cleansing Materials — Convertible Noteholder Group Restructuring Proposal.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: August 25, 2021	By:	/s/ Michelle Bryan
	Name:	Michelle Bryan
	Title:	General Counsel, Chief Administrative Officer & Secretary